UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 1, 2013

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	95-1528961
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).   Compensatory Arrangements of Certain Officers.

On June 21, 2012, the Compensation Committee (“Compensation Committee”) of the Board of Directors of International Rectifier Corporation (the “Company”) established a short-term cash incentive bonus program (the “Program”) for the Company’s 2013 fiscal year (“Program Period”), pursuant to which each of the following named executive officers of the Company (“Named Officers”) is eligible to participate:  President and Chief Executive Officer, Oleg Khaykin; Executive Vice President and Chief Financial Officer, Ilan Daskal; Executive Vice President GaN Technologies, Michael Barrow; Senior Vice President, Global Sales, Adam White; and Vice President, General Counsel and Secretary, Timothy E. Bixler.  Gary Tanner, who became Executive Vice President and Chief Operations Officer for the Company effective January 2, 2013 is also eligible to participate in the Program.  The Program is described more fully in Item 5.02(e)(B) of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2012 (the “June 27, 2012 8-K”), which description is incorporated herein by reference.

On February 1, 2013, the Compensation Committee established the performance goals applicable to each such officer’s eligible bonus opportunity under the Program for the last two fiscal quarters of the Company’s 2013 fiscal year  (“Second Half Period”).  For each such officer, the Compensation Committee established a bonus opportunity based on a mix of goals for the Second Half Period, as follows:

(i) for Messrs. Khaykin, Daskal and Bixler, (A) 40% based upon the Company’s revenue, (B) 40% based on the Company’s gross margin, and (C) 20%  based on cost control efforts;

(ii) for Mr. White, (A) 50% based upon the Company’s revenue, (B) 30% based on the Company’s gross margin, and (C) 20% based on cost control efforts;

(iii) for Mr. Tanner, (A) 30% based upon the Company’s revenue, (B) 30% based on the Company’s gross margin, and (C) 40%  based on certain Company operational achievements; and

(iv) for Mr. Barrow, (A) 20% based upon the Company’s revenue, (B) 20% based on the Company’s gross margin, and (C) 60%  based on certain Company operational achievements and cost control efforts.

The Company must additionally achieve a threshold performance level of revenue or gross margin as a condition to any incentive bonus in the case of any operational achievement goals for Mr. Tanner or any operational achievement and cost control goals for Mr. Barrow.  The Program remains otherwise in effect as set forth in the June 27, 2012 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
Name: Timothy E. Bixler
Title: Vice President, General Counsel & Secretary